Exhibit 10.3

SECURED PROMISSORY NOTE (REVOLVING LOANS)

Up to $10,000,000	November 14, 2016

FOR VALUE RECEIVED, the undersigned, SYSOREX GLOBAL, a Nevada corporation with offices at 2479 East Bayshore Road, Suite 195, Palo Alto, CA 94303 (“SG”), SYSOREX USA, a California corporation with offices at 2479 East Bayshore Road, Suite 195, Palo Alto, CA 94303 (“SUSA”) and SYSOREX GOVERNMENT SERVICES, INC., a Virginia corporation with offices at 2479 East Bayshore Road, Suite 195, Palo Alto, CA 94303 (“SGS” and together with SUSA and SG, jointly and severally the “Borrower”) hereby unconditionally promises to pay to the order of GEMCAP LENDING I, LLC, a Delaware limited liability company with offices at 24955 Pacific Coast Highway, Suite A202, Malibu, CA 90265 (together with its successors, transferees and assigns, “Lender”), on or before the Maturity Date, the principal sum of up to Ten Million Dollars ($10,000,000) in accordance with the terms of this Secured Promissory Note (Revolving Loans) (this “Note”) and the Loan and Security Agreement, of even date herewith, entered into by and between Borrower and Lender (as amended from time to time, the “Loan Agreement”). Capitalized terms used herein and not defined herein shall have the meanings given to them in the Loan Agreement.

INTEREST; DUE DATE; PREPAYMENT: Interest on the unpaid principal balance of Revolving Loans shall be computed on the basis of the actual number of days elapsed and a year of 360 days and shall accrue on the unpaid principal balance of Advances at an annual rate equal to the greater of (I) nine and one-half percent (9.5%), and (II) sum of (i) the “Prime Rate” as reported in the “Money Rates” column of The Wall Street Journal, adjusted as and when such Prime Rate changes, plus (ii) six percent (6%) (the “Interest Rate”). Following and during the continuation of an Event of Default, interest on the unpaid principal balance shall accrue at an annual rate equal to the Interest Rate plus four percent (4%) (the “Default Interest Rate”).

All accrued interest on the unpaid principal balance of Revolving Loans hereunder, including interest charges for Collection Days, shall be payable by Borrower in arrears (x) prior to the Maturity Date, on the seventh (7th) day of each calendar month (if such date is not a Business Day, then on the first Business Day thereafter), commencing on December 7, 2016, (y) in full on the Maturity Date, and (z) on demand after the Maturity Date.

Subject to the prepayment provisions hereof, Borrower may borrow, repay and reborrow Revolving Loans, as set forth in the Loan Agreement.

The entire principal balance of this Note then outstanding, plus any accrued and unpaid interest thereon, plus unpaid fees, together with all penalties and late payment fees, if any, shall be due and payable on the Maturity Date pursuant to the terms of the Loan Agreement and the other Loan Documents.

Prior to the Maturity Date, Borrower may voluntarily prepay the entire unpaid principal amount of the Revolving Loans without premium or penalty, provided, however, that, (i) such prepayment is no less than the amount of the then-outstanding aggregate principal sum of all Revolving Loans hereunder and all accrued and unpaid interest thereon, (ii) as part of such prepayment, Borrower shall pay Lender all other amounts due to Lender pursuant to this Note, the Loan Agreement and the other Loan Documents, and (iii) in the event Borrower makes such prepayment on or before November 13, 2017, then Borrower shall pay to Lender an amount equal to the Revolving Loan Prepayment Fee. The Revolving Loan Prepayment Fee is intended to compensate Lender for committing and deploying funds for Borrower’s Revolving Loans pursuant to the Loan Agreement and for Lender’s loss of investment of such funds in connection with such early termination, and is not intended as a penalty. The Revolving Loan Prepayment Fee also shall be due and payable by Borrower to Lender if Lender accelerates the payment of the Obligations on or before November 13, 2017, due to the occurrence of an Event of Default.

PAYMENT AND COLLECTION: In order to satisfy Borrower’s payment of amounts due under the Loans and all fees, expenses and charges with respect thereto that are due and payable under this Note, the Loan Agreement and the other Loan Documents, Borrower hereby irrevocably authorizes Lender to initiate manual and automatic electronic (debit and credit) entries through the Automated Clearing House or other appropriate electronic payment system (“ACH”) to all deposit accounts maintained by Borrower, wherever located. At the request of Lender, Borrower shall complete, execute and deliver to the institution set forth below (with a copy to the Lender) an ACH agreement, voided check, information and/or direction letter reasonably necessary to so instruct Borrower’s depository institutions. Borrower (i) shall maintain in all respects this ACH arrangement; (ii) shall not change depository institutions without Lender’s prior written consent, and if consent is received, shall immediately execute similar ACH instruction(s), and (iii) waives any and all claims for loss or damage arising out of debits or credits to/from the depository institution, whether made properly or in error. Borrower has communicated with and instructed the institution(s) set forth below:

Bank Name:	Bridge Bank NA
Address:	55 Almaden Boulevard, San Jose, CA 95113
ABA#:	121143260
Account #:	101587129
Phone:	(408) 556-8391
Fax:	(408) 283-0513
Reference:	Sysorex
Contact Person:	Susan Wadi

MAXIMUM RATE OF INTEREST: It is intended that the Interest Rate and the Default Interest Rate shall never exceed the maximum rate, if any, which may be legally charged in the State of California for commercial loans made to corporations (the “Maximum Rate”). If the provisions for interest contained in this Note would result in a rate higher than the Maximum Rate, interest shall nevertheless be limited to the Maximum Rate and any amounts which may be paid toward interest in excess of the Maximum Rate shall be applied to the reduction of principal, or, at the option of Lender, returned to Borrower.

FEES AND COSTS: All fees, costs and expenses set forth in this Note, the Loan Agreement and other Loan Documents shall be paid by Borrower in accordance with the terms hereof and thereof. All fees, costs and expenses as provided in this Note, the Loan Agreement and other Loan Documents not paid when due shall be added to principal and shall thereafter bear interest at the Default Interest Rate.

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PLACE OF PAYMENT; NOTICES: All payments hereon shall be made, and all notices to the Lender required or authorized hereby shall be given, at the office of Lender at the address designated in the Loan Agreement, or to such other place as Lender may from time to time direct by written notice to Borrower.

APPLICATION OF PAYMENTS: All payments made hereunder shall be made without defense or set-off for any debt or other claim which Borrower may assert against Lender. All payments received hereunder shall be applied in accordance with the provisions of the Loan Agreement.

AMOUNTS DUE: All amounts payable hereunder are payable by check, ACH payment or wire transfer in immediately available funds to the account number specified by Lender, in lawful money of the United States. At Lender’s option, Lender may charge the Borrower’s accounts for the interest accrued hereunder. Borrower agrees to perform and comply with each of the covenants, conditions, provisions and agreements contained in every instrument now evidencing or securing the indebtedness evidenced hereby.

SECURITY: This Note is secured by a pledge of the Collateral as described in the Loan Documents. Borrower hereby acknowledges, admits and agrees that Borrower’s obligations under this Note, the Loan Agreement and the other Loan Documents are full recourse obligations of Borrower to which Borrower pledges its full faith and credit.

DEFAULTS; REMEDIES: If either any amount under this Note is not paid in full when due or upon the occurrence of an Event of Default, the Lender may declare the unpaid principal sum, accrued and unpaid interest and all other amounts under this Note immediately due and payable and all amounts due under the Loan Agreement and the other Loan Documents immediately due and payable. In such event, the Lender shall have all of the rights and remedies set forth in the Loan Agreement and the other Loan Documents. The failure to exercise any of the rights and remedies set forth in the Loan Agreement or the other Loan Documents shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect of the same event or any other event. The acceptance by Lender of any payment which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any rights and remedies at that time or at any subsequent time or nullify any prior exercise of any such rights and remedies.

WAIVERS: The Borrower waives demand for payment, presentment for payment, protest, notice of nonpayment or dishonor and any and all other notices and demands whatsoever.

TERMINOLOGY: Any reference herein to Lender shall be deemed to include and apply to every subsequent holder of this Note.

LOAN AGREEMENT: Reference is made to the Loan Agreement for provisions as to the Loan Documents, Loans, Collateral, fees, charges, remedies and other matters. If there is any conflict between the terms of this Note and the terms of the Loan Agreement, the terms of the Loan Agreement shall control.

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HEADINGS: The headings in this Note are for convenience of reference only and shall not affect the meaning or interpretation of this Note or any provision hereof.

ATTORNEYS’ FEES AND COSTS: If the Lender incurs any loss, costs or expenses in enforcing or collecting this Note, in whole or in part, or enforcing any of the terms of any of the other Loan Documents, the Borrower agrees to pay all losses, costs and expenses so paid or incurred by Lender including, without limitation, attorneys’ fees and costs.

NON-PAYMENT OF FEES AND COSTS: All fees, costs and expenses as provided in this Note, the Loan Agreement and other Loan Documents not paid when due shall be added to principal and shall thereafter bear interest at the Default Interest Rate.

APPLICABLE LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, THE LAWS OF WHICH THE BORROWER HEREBY EXPRESSLY ELECTS TO APPLY TO THIS NOTE, WITHOUT GIVING EFFECT TO PROVISIONS FOR CHOICE OF LAW THEREUNDER. THE BORROWER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS NOTE SHALL BE COMMENCED IN ACCORDANCE WITH THE PROVISIONS OF THIS NOTE.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES ANY AND ALL RIGHTS THAT IT MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN BORROWER, LENDER OR ITS SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS AND/OR THE COLLATERAL. IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDINGS BETWEEN BORROWER AND LENDER. BORROWER WAIVES ALL RIGHTS TO INTERPOSE ANY CLAIMS, DEDUCTIONS, SETOFFS OR COUNTERCLAIMS OF ANY KIND, NATURE OR DESCRIPTION IN ANY ACTION OR PROCEEDING INSTITUTED BY LENDER WITH RESPECT TO THIS NOTE, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS, THE COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, EXCEPT COMPULSORY COUNTERCLAIMS.

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CONSENT TO JURISDICTION. BORROWER HEREBY (a) IRREVOCABLY SUBMITS AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF CALIFORNIA, LOS ANGELES COUNTY WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF THIS NOTE, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS AND/OR THE COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, AND (b) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT THERETO. IN ANY SUCH ACTION OR PROCEEDING, BORROWER WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS AND PAPERS THEREIN AND AGREES THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER AT ITS OFFICES SET FORTH HEREIN OR OTHER ADDRESS THEREOF OF WHICH LENDER HAS RECEIVED NOTICE AS PROVIDED IN THE LOAN AGREEMENT. NOTWITHSTANDING THE FOREGOING, BORROWER CONSENTS TO THE COMMENCEMENT BY LENDER OF ANY SUIT, ACTION OR PROCEEDING IN ANY OTHER JURISDICTION TO ENFORCE LENDER’S RIGHTS AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING.

ASSIGNMENT: Lender reserves the right to sell, assign, transfer, negotiate, or grant participation interests in all or any part of this Note, or any interest in Lender’s rights and benefits hereunder.

LOST NOTE: In the event of the loss, theft, destruction or mutilation of this Note, upon request of Lender and submission of evidence reasonably satisfactory to the Borrower of such loss, theft, destruction or mutilation, and, in the case of any such loss, theft, or destruction, upon delivery of a bond or indemnity reasonably satisfactory to Borrower, or in the case of any such mutilation, upon surrender and cancellation of this Note, Borrower will issue a new Note of like tenor as the lost, stolen, destroyed or mutilated Note.

JOINT AND SEVERAL OBLIGATIONS: The obligations of SG, SUSA and SGS under this Note and all Obligations under the other Loan Documents are the joint are several obligations of SG, SUSA and SGS.

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IN WITNESS WHEREOF, this Secured Promissory Note (Revolving Loans) has been duly executed and delivered by Borrower as of the day and year first above written.

BORROWER: SYSOREX GLOBAL

By:	/s/ Nadir Ali
Name:	Nadir Ali
Title:	CEO

SYSOREX USA

By:	/s/ Nadir Ali
Name:	Nadir Ali
Title:	CEO

SYSOREX GOVERNMENT SERVICES, INC.

By:	/s/ Wendy Loundermon
Name:	Wendy Loundermon
Title:	President

[SIGNATURE PAGE – SECURED PROMISSORY NOTE (REVOLVING LOANS)]